Exhibit 99.1

DIGITAL REALTY TRUST, INC

Fourth Quarter 2012

Lease Expirations - By Product Type

As of December 31, 2012

(Dollar amounts in thousands)

TURN-KEY FLEX

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		357,400	1.8%	—	0.0%
2013	143	328,969	1.7%	$43,462	4.3%	$132.12	$133.67	$43,973
2014	104	355,013	1.8%	54,000	5.3%	152.11	158.15	56,144
2015	70	181,251	0.9%	22,456	2.2%	123.89	132.13	23,949
2016	76	309,397	1.6%	47,020	4.6%	151.97	161.44	49,950
2017	72	415,672	2.1%	45,970	4.5%	110.59	112.90	46,930
2018	47	363,509	1.9%	48,358	4.7%	133.03	152.11	55,295
2019	43	574,769	3.0%	91,731	9.0%	159.60	186.73	107,328
2020	35	282,170	1.4%	43,672	4.3%	154.77	193.14	54,497
2021	42	342,529	1.8%	53,423	5.2%	155.97	204.77	70,139
2022	40	348,209	1.8%	38,573	3.8%	110.78	137.40	47,845
Thereafter	120	840,613	4.3%	88,230	8.6%	104.96	141.04	118,560

Portfolio Total / Weighted Average	792	4,699,501	24.1%	$576,895	56.5%	$132.86	$155.36	$674,610

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		217,110	1.1%	—	0.0%
2013	26	59,674	0.3%	$4,009	0.4%	$67.18	$67.18	$4,009
2014	34	698,339	3.6%	27,174	2.7%	38.91	39.48	27,571
2015	51	1,613,580	8.3%	56,292	5.5%	34.89	36.83	59,435
2016	37	1,215,739	6.2%	29,316	2.9%	24.11	25.72	31,269
2017	19	244,914	1.3%	7,004	0.7%	28.60	31.79	7,786
2018	13	601,993	3.1%	20,954	2.1%	34.81	38.36	23,091
2019	20	1,106,612	5.7%	39,740	3.9%	35.91	41.71	46,161
2020	15	354,381	1.8%	13,474	1.3%	38.02	46.85	16,602
2021	7	680,655	3.5%	14,757	1.4%	21.68	26.68	18,163
2022	14	807,407	4.1%	24,182	2.4%	29.95	37.21	30,045
Thereafter	110	2,671,340	13.8%	98,353	9.6%	36.82	45.30	121,000

Portfolio Total / Weighted Average	346	10,271,744	52.8%	$335,255	32.9%	$33.34	$38.30	$385,132

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		98,201	0.5%	—	0.0%
2013	157	63,103	0.3%	$11,169	1.1%	$177.00	$176.28	$11,124
2014	72	61,360	0.3%	12,628	1.2%	205.80	214.47	13,160
2015	37	44,852	0.2%	8,349	0.8%	186.15	211.56	9,489
2016	13	23,060	0.1%	3,866	0.4%	167.65	225.98	5,211
2017	16	13,184	0.1%	1,988	0.2%	150.79	177.72	2,343
2018	1	1,880	0.0%	349	0.0%	185.64	214.89	404
2019	6	8,414	0.1%	675	0.1%	80.22	107.32	903
2020	1	—	0.0%	16	0.0%	—	—	20
2021	1	3,194	0.0%	276	0.0%	86.41	113.34	362
2022	—	—	0.0%	—	0.0%	—	—	—
Thereafter	1	3,705	0.0%	168	0.0%	45.34	209.45	776

Portfolio Total / Weighted Average	305	320,953	1.6%	$39,484	3.8%	$177.26	$196.60	$43,792

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		421,789	2.2%	—	0.0%
2013	97	331,707	1.7%	$7,267	0.7%	$21.91	$21.95	$7,281
2014	59	280,127	1.4%	5,174	0.5%	18.47	19.11	5,352
2015	64	615,373	3.2%	6,019	0.6%	9.78	10.06	6,190
2016	54	199,951	1.0%	3,952	0.4%	19.76	21.31	4,260
2017	58	707,121	3.6%	16,820	1.6%	23.79	24.87	17,589
2018	46	261,421	1.3%	5,517	0.5%	21.10	24.20	6,326
2019	40	168,944	0.9%	3,585	0.4%	21.22	24.30	4,106
2020	30	271,061	1.4%	7,010	0.7%	25.86	27.20	7,373
2021	28	194,325	1.0%	3,620	0.4%	18.63	20.99	4,078
2022	26	212,091	1.1%	2,912	0.3%	13.73	16.20	3,436
Thereafter	71	532,649	2.7%	7,614	0.7%	14.30	16.71	8,900

Portfolio Total / Weighted Average	573	4,196,559	21.5%	$69,490	6.8%	$18.41	$19.84	$74,891

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2012, multiplied by 12.